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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) March 3, 1998
                                                         --------------


                       IRVINE APARTMENT COMMUNITIES, INC.
                       IRVINE APARTMENT COMMUNITIES, L.P.
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             (Exact Name of Registrant as Specified in Its Charter)



       Maryland                    1-12478                            33-0698698
       Delaware                    0-22569                            33-0587829
(State of Incorporation)   (Commission File Number)     (I.R.S. Employer Identification Number)
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550 Newport Center Drive, Suite 300, Newport Beach, California           92660
--------------------------------------------------------------        ----------
         (Address of principal executive offices)                     (Zip Code)



       Registrant's telephone number, including area code: (714) 720-5500


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ITEM 2.  OTHER EVENTS

Irvine Apartment Communities, L.P. (the "Operating Partnership") is a Delaware limited partnership. As of January 31, 1998, Irvine Apartment Communities, Inc., a Maryland corporation (the "Company"), owned a 44.4% general partnership interest in and was the sole general partner of the Operating Partnership.

On March 3, 1998, the Operating Partnership and Western National Property
Management announced the formation of a strategic alliance that, in April 1998, will assume all property management responsibilities for the Operating
Partnership's current Southern California portfolio. The new entity, Irvine
Apartment Management Company, will be owned 51% by the Operating Partnership and 49% by Western National Property Management. The Company believes that this strategic alliance will create greater efficiencies and enhance service to customers.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99 - Press Release dated March 3, 1998

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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        IRVINE APARTMENT COMMUNITIES, INC.



Date:  April 23, 1998                   By: /s/  Shawn Howie
                                            ------------------------------------
                                            Shawn Howie
                                            Vice President, Corporate Finance
                                            and Controller



                                        IRVINE APARTMENT COMMUNITIES, L.P.

                                        By: Irvine Apartment Communities, Inc.,
                                            its sole general partner



Date:  April 23, 1998                   By: /s/  Shawn Howie
                                            ------------------------------------
                                            Shawn Howie
                                            Vice President, Corporate Finance
                                            and Controller


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                                Index to Exhibit

Exhibit-99  - Press Release dated March 3, 1998